INVESTMENT ADVISER
  CITIZENS BANK OF RHODE ISLAND
  One Citizens Plaza
  Providence, Rhode Island 02903

ADMINISTRATOR AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Vernon R. Alden
  Paul Y. Clinton
  David A. Duffy
  Robert L. Krakoff
  William J. Nightingale
  J. William Weeks

OFFICERS
  Lacy B. Herrmann, President
  Stephen J. Caridi, Vice President
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
  ADMINISTRATIVE DATA
    MANAGEMENT CORP.
  581 Main Street
  Woodbridge, New Jersey 07095-1198

INDEPENDENT AUDITORS
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT
JUNE 30, 1997

A TAX-FREE INCOME INVESTMENT

[Logo of Aquila Group of Funds: an eagle's head]

[Logo of Narragansett Insured Tax-Free Income Fund: a rectangle with profile view of a sailboat on top of waves and three flying seagulls above it]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Narragansett Insured Tax-Free Income Fund: a rectangle with profile view of a sailboat on top of waves and three flying seagulls above it]

              NARRAGANSETT INSURED TAX-FREE INCOME FUND

                            ANNUAL REPORT

                     "INCREASED SAFETY IN NUMBERS"

                                                         August 15, 1997

Dear Investor:

        A childhood lesson that is often imparted generation after generation is "don't wander off by yourself - stick with the crowd." The underlying premise is that there is "safety in numbers."

        The idea of increased safety in numbers is also very appropriate when discussing municipal bond funds. In fact, one of the most significant benefits gained by owning shares of a municipal bond mutual fund is that of "numbers."

        Participating in the ownership of many different issues through such a fund is generally less risky than purchasing individual issues. Instead of having your money ride on a handful of securities, you can spread the risk over a larger number of issues. And, you have the advantage of a skilled and knowledgeable portfolio manager selecting and continuously monitoring each security in the portfolio.

        But, how does the manager decide which security to purchase? After all, you need to know the crowd with whom you're about to associate. Being with a large unruly group could be far worse than being alone.

KNOWING THE TERRITORY

        Shareholders of Narragansett Insured Tax-Free Income Fund have the added advantage of having a locally-based portfolio manager. Citizens Bank of Rhode Island, located in Providence, is well aware of the issues facing the state as a whole, as well as the nuances of many of the cities and counties.

FINDING THE RIGHT MIX

        Unfortunately, there is no foolproof test to follow when considering an issue for purchase. Security selection is really more art than science. A portfolio manager needs to look for a security which meets certain specific criteria and which fits in with the overall mix of the portfolio and the Fund's investment objective.

        Among other things, Citizens Bank of Rhode Island carefully examines a security's yield, quality, maturity, and whether or not its inclusion in the portfolio enhances overall diversification.

        Keeping in mind the Fund's objective of providing as high a level of current income as is consistent with preservation of capital, let's take a look at each of these areas.

        QUALITY

        As you know, the Fund limits its investments to only those securities in the top credit rating or equivalent. We have adopted this policy since we have found from experience that high quality is best in the long run. Of course, it is true that securities which possess a lower credit rating generally produce a higher yield, since investors require compensation for the additional potential risk. However, purchasing solely for yield can cause feelings of unease for a risk adverse investor.

Consequently, the Fund looks for high quality securities which should produce relatively good yields. Thus, the entire investment portfolio of Narragansett Insured Tax-Free Income Fund - 100% - is in the top credit rating - AAA. Such high quality helps preserve shareholders' capital and promote stability. Moreover, management has generally sought, as an extra measure of protection, to have the Fund's holdings of municipal securities insured by nationally-renown specialized insurance companies. Such insurance coverage is designed to make sure that there is timely payment of interest and principal when due, in the remote event an issuer experienced problems.

        MATURITY

        The key here is to assemble a blend of maturities which offers a reasonable level of DOUBLE TAX-FREE* return yet still avoids the problem of excessive market price volatility. As you probably are aware, short-term maturities tend to have very little price fluctuation, but generally produce a substantially lesser rate of return than longer maturity securities. Conversely, long-term maturities usually produce a higher return level, but have a much higher price volatility factor than shorter-term issues since they reflect the risks associated with potential interest rate changes over the extended life of the municipal bond.

        By creating a blend of maturities, the Fund attempts to provide you with a satisfactory level of return without subjecting the share price to excessive swings as interest rates move up and down.

        The Fund utilizes a spread of maturities for the portfolio which centers upon the relatively intermediate term average maturity of 11.9 years. In constructing the portfolio, maturities of securities in the Fund range from one year and under to over 20 years in length. However, in order to achieve a reasonably high level of stability for the Fund's share value, in good markets and bad and in up and down interest rate environments, the focus has been to keep the average of maturities relatively limited in term.

        DIVERSIFICATION

        Having a breadth of participation in the portfolio helps to moderate market forces andpromote share price stability.

        Although Narragansett Insured Tax-Free Income Fund is classified a "non-diversified" fund under the Investment Company Act of 1940, the Fund does attempt to vary its portfolio in several ways. First, there is the use of a number of issues. At June 30, 1997, over 120 issues made up the Fund's portfolio, with no one issue representing more than 3% of the Fund's net assets. Next, there is investment among different types of municipal projects
- universities, basic services, utilities, health care, pollution control, etc. - so that there is no undue concentration in any one type of municipal project. And, finally, there is variety achieved through geographic representation throughout various cities, counties, and communities within Rhode Island.

        Such portfolio mixture by number of issues, by geographic distribution, and by variety of projects lends itself to a further high level of preservation and stability for your investment in the Fund.

HOW IS OUR "GROUP" DOING?

        As you have seen, selecting investments for the Fund's portfolio is really a balancing act. On one side, you have yield and, on the other, you have risk. The Fund strives to construct a portfolio which keeps these two opposing forces on an even keel - accepting a reasonable level of risk to achieve a satisfactory return.

        As mentioned, the Fund strives to provide shareholders with as high a level of double tax-free income as practicable, commensurate with the degree of capital preservation we strive to achieve.

        Is our security selection process working well for us? We believe it is.

        RATE OF RETURN

From July 1, 1996 through June 30, 1997, the Fund distributed to shareholders a DOUBLE TAX-FREE income return, as measured against the maximum public offering price, at the annualized rate of approximately 4.97%**.

        One would have to earn an annualized taxable return of 7.45% at the 28% tax bracket and the even higher return of 9.19% at the 39.6% tax bracket in order to match the Fund's double tax-free rate. In general, it would not have been possible for an investor to obtain such levels of taxable return unless additional risk was taken in the form of lesser quality and/or longer maturity securities.

COMMITMENT TO CONSISTENCY

        Management is committed to providing shareholders with as consistent investment and overall performance results from Narragansett Insured Tax-Free Income Fund as are possible to achieve, considering prevailing market forces.

        You should be aware, however, that although there is indeed increased safety in numbers, we are not able to eliminate the fluctuations from market forces that swirl around us on a continuing basis.

        However, as indicated, a number of investment management techniques are used by the Fund to create a mix of securities which will help moderate these forces.

        OUR PLEDGE TO YOU

        All associated with Narragansett Insured Tax-Free Income Fund pledge to you our continued diligence in the operation of the Fund for your benefit.

        Your confidence in the Narragansett Insured Tax-Free Income Fund is most valued and appreciated.

                                               Sincerely,
                                               /s/ Lacy B. Herrmann
                                               Lacy B. Herrmann
                                               President and Chairman
                                                 of the Board of Trustees


  * A portion of dividend income may be subject to Federal and state taxes, including the alternative minimum tax.

  ** The performance shown represents that of Class A shares. Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return as of 6/30/97 for the past one-year period was 3.67%; and since inception was 5.80%. Returns would be less if full management fees and expenses were applied. As of 6/30/97, the Fund's 30-day SEC yield was 4.68%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

        The graph below illustrates the value of $10,000 invested in Class A shares of Narragansett Insured Tax-Free Income Fund at inception of the Fund in September, 1992 and maintaining this investment through the Fund's latest fiscal year end, June 30, 1997, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on May 1, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

        It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 12,000 to 36,000 investment-grade long-term municipal securities of issuers throughout the United States. The Fund, being a single-State fund, is primarily restricted to purchasing insured tax-free municipal bonds issued by the State of Rhode Island, its thirty-nine cities and towns and various political subdivisions. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

        Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the insured securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.


[Graphic of a line chart with the following information:]

PERFORMANCE COMPARISON

          Lehman Brothers             Fund After Sales           Cost of
          Municipal Bond Index        Charge and Expenses        Living Index
9/92      10,000                       9,600                     10,000
12/92     10,182                       9,709                     10,085
6/93      10,905                      10,478                     10,227
12/93     11,432                      11,011                     10,361
6/94      10,927                      10,355                     10,489
12/94     10,844                      10,290                     10,630
6/95      11,891                      11,374                     10,800
12/95     12,738                      12,200                     10,907
6/96      12,681                      12,146                     11,098
12/96     13,303                      12,747                     11,275
6/97      13,730                      13,110                     11,353



[Table setup with the following information:]

FUND'S AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED                         LIFE OF FUND
JUNE 30, 1997                   1 YEAR      SINCE 9/10/92
INCLUDING SALES
CHARGE AND EXPENSES             3.67%        5.80%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

        Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

        As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.

PORTFOLIO MANAGER'S ANALYSIS

        Narragansett Insured Tax-Free Income Fund (the "Fund") has strived to provide as high a level of DOUBLE TAX-FREE income as possible within self-imposed quality constraints. The Fund has purchased only municipal securities rated AAA by nationally-renown credit rating services. As an extra measure of credit protection to shareholders, nearly all securities owned by the Fund are insured by nationally-prominent specialized insurance companies as to timely payment when due of principal and interest. A maximum average maturity profile of under 15 years has been and will continue to be maintained for the Fund's portfolio in order to produce a reasonable level of income return, yet relatively high stability for the Fund's share price. At the June 30, 1997 fiscal year-end the portfolio had an average maturity of
11.9 years.

        The 1996 calendar year ended on a very strong economic note with Gross Domestic Product ("GDP") growth of 4.3%. Momentum was carried into the first quarter of 1997 pushing up GDP by 4.9%. This growth spurt and the longevity of the overall recovery - 6 years - led the Federal Reserve to raise the Federal Funds Rate in early 1997 in order to contain inflationary tendencies. On or about the time the Federal Open Market Committee raised short-term rates, our nation's consumers backed off on their spending activities. As a result, the growth of the economy in the second quarter of 1997 was at a slower pace - 2.2% - easing inflationary fears. As economic data began to reflect a slowing in economic momentum and inflation tendencies did not appear, interest rates began to ease from their peak levels, with the rate on 30-year Government Bonds falling from approximately 7 1/4% to 6 3/4%.

        The economic recovery has entered its seventh year and currently is the third longest recovery on record. The consumer is presently well positioned, higher earnings increased real estate values and larger savings, to maintain the longevity of this recovery. While employment is tight, little pressure has been seen in wage costs and price increases. The length and momentum of the recovery has increased tax revenue for both the Federal and State treasuries resulting in less bonds being issued. While interest rates have declined in the last few months, we look for interest rates to remain in a trading range. Quality remains a high priority with the Fund. We remain alert to economic changes and how they influence the fixed income markets. We strive to enhance yield without forgoing quality.

        Given the current Federal income tax rates and the piggy-back Rhode Island income tax rate, the Narragansett Insured Tax-Free Income Fund produces a yield that is very attractive for Rhode Island residents when compared to taxable fixed-income securities.

        Management believes that having available to the Fund a locally-based investment manager with its knowledge of and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

        The Fund's Investment Adviser will continue to oversee the portfolio with a strong emphasis on achieving a balance between providing shareholders with share price stability, acceptable DOUBLE TAX-FREE income return, and maintaining the highest standards of credit quality.

KPMG Peat Marwick LLP
Certified Public Accountants

                   INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

    We have audited the accompanying statement of assets and liabilities of Narragansett Insured Tax-Free Income Fund, including the statement of investments, as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period September 10, 1992 (commencement of operations) to June 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period September 10, 1992 (commencement of operations) to June 30, 1993, in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

New York, New York
August 8, 1997

               NARRAGANSETT INSURED TAX-FREE INCOME FUND
                    STATEMENT OF INVESTMENTS
                         JUNE 30, 1997

                                                                     RATING
     FACE                                                           MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (52.4%)                    S&P             VALUE
  $  100,000      Town of Bristol, Rhode Island, MBIA Insured
                     6.000%, 12/15/11                                 Aaa/AAA      $   105,250
     100,000      Town of Bristol, Rhode Island, MBIA Insured
                     6.000%, 12/15/12                                 Aaa/AAA          104,750
   1,000,000      Town of Bristol, Rhode Island, MBIA Insured
                     5.100%, 08/15/07                                 Aaa/AAA        1,005,000
     405,000      Town of Burrillville, Rhode Island, AMBAC
                     Insured 5.300%, 07/15/08                         Aaa/AAA          416,644
     250,000      Town of Burrillville, Rhode Island, MBIA
                     Insured 5.400%, 10/15/06                         Aaa/AAA          261,250
     250,000      Town of Burrillville, Rhode Island, MBIA
                     Insured 5.500%, 10/15/07                         Aaa/AAA          261,875
     150,000      Town of Burrillville, Rhode Island, MBIA
                     Insured 5.700%, 10/15/10                         Aaa/AAA          155,812
     500,000      Central Falls, Rhode Island, MBIA Insured
                     4.900%, 11/15/05                                 Aaa/AAA          501,250
     500,000      Central Falls, Rhode Island, MBIA Insured
                     5.200%, 11/15/09                                 Aaa/AAA          503,125
     300,000      Cranston, Rhode Island, MBIA Insured 5.500%,
                     06/15/07                                         Aaa/AAA          312,750
   1,120,000      Cranston, Rhode Island, MBIA Insured 5.300%,
                     07/15/05                                         Aaa/AAA        1,149,400
     345,000      Town of Cumberland, Rhode Island, MBIA Insured
                     5.500%, 09/01/06                                 Aaa/AAA          362,250
     500,000      Town of Cumberland, Rhode Island, MBIA Insured
                     5.600%, 10/01/08                                 Aaa/AAA          520,000
     400,000      Town of Lincoln, Rhode Island, MBIA Insured
                     5.100%, 01/15/06                                 Aaa/AAA          405,500
     400,000      Town of Lincoln, Rhode Island, MBIA Insured
                     5.200%, 08/15/06                                 Aaa/AAA          408,500
     850,000      Town of Lincoln, Rhode Island, MBIA Insured
                     5.500%, 08/15/10                                 Aaa/AAA          871,250
     100,000      Town of Lincoln, Rhode Island, MBIA Insured
                     5.625%, 04/15/11                                 Aaa/AAA          102,625
     250,000      Town of Lincoln, Rhode Island, FGIC Insured
                     5.750%, 08/01/15                                 Aaa/AAA          256,562

     300,000      Narragansett, Rhode Island, MBIA Insured
                     5.100%, 09/15/06                                 Aaa/AAA          305,250
   1,000,000      Narragansett, Rhode Island, MBIA Insured
                     5.300%, 09/15/08                                 Aaa/AAA        1,021,250
     150,000      Newport, Rhode Island, MBIA Insured 6.550%,
                     08/15/07                                         Aaa/AAA          164,812
     250,000      Newport, Rhode Island, Series B, FGIC
                     Insured 4.900%, 05/15/06                         Aaa/AAA          249,062
     500,000      Newport, Rhode Island, Series B, FGIC
                     Insured 5.000%, 05/15/07                         Aaa/AAA          501,250
     500,000      Newport, Rhode Island, Series B, FGIC
                     Insured 5.100%, 05/15/08                         Aaa/AAA          501,250
     100,000      Pawtucket, Rhode Island, MBIA Insured
                     6.650%, 09/15/06                                 Aaa/AAA          109,500
     310,000      Pawtucket, Rhode Island, FGIC Insured
                     5.625%, 04/15/07                                 Aaa/AAA          325,888
     500,000      Pawtucket, Rhode Island, FGIC Insured
                     5.750%, 04/15/09                                 Aaa/AAA          523,125
      25,000      Providence, Rhode Island, MBIA Insured
                     6.600%, 01/15/01                                 Aaa/AAA           26,781
     100,000      Providence, Rhode Island, MBIA Insured
                     5.500%, 01/15/04                                 Aaa/AAA          104,125
     100,000      Providence, Rhode Island, MBIA Insured
                     5.900%, 01/15/09                                 Aaa/AAA          105,375
     200,000      Providence, Rhode Island, MBIA Insured
                     5.250%, 01/15/12                                 Aaa/AAA          196,000
     700,000      Providence, Rhode Island, FSA Insured
                     5.500%, 01/15/11                                 Aaa/AAA          711,375
     100,000      Providence, Rhode Island, Series A, MBIA
                     Insured 5.400%, 08/01/01                         Aaa/AAA          103,500
      90,000      Providence, Rhode Island, 1992 Series A,
                     MBIA Insured 5.700%, 08/01/04                    Aaa/AAA           94,612
     500,000      East Providence, Rhode Island, MBIA Insured
                     5.400%, 05/15/07                                 Aaa/AAA          523,125
     100,000      Commonwealth of Puerto Rico, MBIA Insured
                     5.750%, 07/01/09                                 Aaa/AAA          104,500

      50,000      Commonwealth of Puerto Rico, FSA Insured
                     6.000%, 07/01/14                                 Aaa/AAA           52,375
     100,000      Commonwealth of Puerto Rico, MBIA Insured
                     6.000%, 07/01/14                                 Aaa/AAA          104,750
     500,000      Commonwealth of Puerto Rico, AMBAC Insured
                     5.850%, 07/01/15                                 Aaa/AAA          513,750
     500,000      Commonwealth of Puerto Rico, MBIA Insured
                     5.875%, 07/01/18                                 Aaa/AAA          513,125
      50,000      State of Rhode Island Refunding, Series A,
                     FGIC Insured 6.000%, 06/15/02                    Aaa/AAA           53,250
     300,000      Rhode Island Consolidated Capital Development
                     Loan, 1991 Series B, AMBAC Insured 6.250%,
                     05/15/07                                         Aaa/AAA          321,000
     380,000      Rhode Island Consolidated Capital Development
                     Loan, 1991 Series B, MBIA Insured 6.250%,
                     05/15/09                                         Aaa/AAA          406,600
     100,000      Rhode Island Consolidated Capital Development
                     Loan, 1991 Series B, MBIA Insured 6.250%,
                     05/15/10                                         Aaa/AAA          106,500
   1,050,000      Rhode Island Consolidated Capital Development
                     Loan, 1992 Series A, FGIC Insured 5.500%,
                     08/01/07                                         Aaa/AAA        1,092,000
      25,000      Rhode Island Consolidated Capital Development
                     Loan, 1992 Series A, FGIC Insured 5.500%,
                     08/01/08                                         Aaa/AAA           25,906
   1,000,000      Rhode Island Consolidated Capital Development
                     Loan, 1993 Series A, AMBAC Insured 4.800%,
                     06/15/02                                         Aaa/AAA        1,012,500
   1,000,000      Rhode Island Consolidated Capital Development
                     Loan, 1993 Series A, FGIC Insured 5.100%,
                     11/01/13                                         Aaa/AAA          970,000
     375,000      Town of Scituate, Rhode Island, MBIA Insured
                     5.500%, 04/01/09                                 Aaa/AAA          389,062
     390,000      South Kingstown, Rhode Island, MBIA Insured
                     5.000%, 03/15/08                                 Aaa/AAA          390,488
     390,000      South Kingstown, Rhode Island, MBIA Insured
                     5.050%, 03/15/09                                 Aaa/AAA          390,000
     125,000      South Kingstown, Rhode Island, MBIA Insured
                     5.125%, 06/01/08                                 Aaa/AAA          126,094
     170,000      South Kingstown, Rhode Island, MBIA Insured
                     5.200%, 06/01/09                                 Aaa/AAA          171,275

     170,000      South Kingstown, Rhode Island, MBIA Insured
                     5.250%, 06/01/10                                 Aaa/AAA          170,638
     100,000      South Kingstown, Rhode Island, MBIA Insured
                     6.300%, 12/15/11                                 Aaa/AAA          108,000
     400,000      South Kingstown, Rhode Island, AMBAC Insured
                     4.900%, 11/15/07                                 Aaa/AAA          399,000
     150,000      Warwick, Rhode Island, MBIA Insured 6.100%,
                     11/15/01                                         Aaa/AAA          159,375
      50,000      Warwick, Rhode Island, FGIC Insured 7.000%,
                     11/15/02                                         Aaa/AAA           53,938
     195,000      Warwick, Rhode Island, FGIC Insured 5.600%,
                     08/01/14                                         Aaa/AAA          198,900
     500,000      West Warwick, Rhode Island, MBIA Insured
                     5.800%, 01/01/04                                 Aaa/AAA          528,125
     500,000      West Warwick, Rhode Island, MBIA Insured
                     5.900%, 01/01/05                                 Aaa/AAA          528,125
     385,000      Woonsocket, Rhode Island, MBIA Insured 5.125%,
                     03/01/11                                         Aaa/AAA          380,669
                     Total General Obligation Bonds                                 22,540,018


                  REVENUE BONDS (45.7%)
                  Higher Education Revenue Bonds (12.6%)
      25,000      Rhode Island Health & Education Building Corp -
                     Higher Education, Various Purpose 1990
                     Series B, FSA Insured 7.250%, 09/15/06           Aaa/AAA           27,031
     100,000      Rhode Island Health & Education Building Corp -
                     Bryant College, MBIA Insured 6.300%, 06/01/03    Aaa/AAA          108,125
      50,000      Rhode Island Health & Education Building Corp -
                     Bryant College, 1992 2nd Series, MBIA Insured
                     5.550%, 06/01/03                                 Aaa/AAA           52,062
     100,000      Rhode Island Health & Education Building Corp -
                     Bryant College, 1992 2nd Series, MBIA Insured
                     5.800%, 06/01/05                                 Aaa/AAA          105,000
     100,000      Rhode Island Health & Education Building Corp -
                     Johnson & Wales University, 1993 Series A,
                     Connie Lee Insured 5.200%, 04/01/04               NR/AAA          101,500

     200,000      Rhode Island Health & Education Building Corp -
                     Johnson & Wales University, 1992 Series A,
                     Connie Lee Insured 5.875%, 04/01/05               NR/AAA          211,500
     150,000      Rhode Island Health & Education Building Corp -
                     Johnson & Wales University, 1992 Series A,
                     Connie Lee Insured 5.750%, 04/01/12               NR/AAA          152,062
     500,000      Rhode Island Health & Education Building Corp -
                     Johnson & Wales University, 1993 Series A,
                     Connie Lee Insured 5.250%, 04/01/16               NR/AAA          478,125
     150,000      Rhode Island Health & Education Building Corp -
                     Johnson & Wales University, 1992 Series A,
                     Connie Lee Insured 6.375%, 04/01/12               NR/AAA          161,812
     300,000      Rhode Island Health & Education Building Corp -
                     Providence College, 1993 Series, MBIA Insured
                     5.600%, 11/01/09                                 Aaa/AAA          307,125
     300,000      Rhode Island Health & Education Building Corp -
                     Providence College, 1993 Series, MBIA Insured
                     5.600%, 11/01/10                                 Aaa/AAA          305,250
     200,000      Rhode Island Health & Education Building Corp -
                     Rhode Island School of Design, 1992 Series,
                     MBIA Insured 5.800%, 06/01/05                    Aaa/AAA          214,000
     500,000      Rhode Island Health & Education Building Corp -
                     Brown University, 1993 Series, MBIA Insured
                     5.400%, 09/01/18                                 Aaa/AAA          485,625
     500,000      Rhode Island Health & Education Building Corp -
                     Brown University, 1993 Series, MBIA Insured
                     5.375%, 09/01/23                                 Aaa/AAA          479,375
   1,000,000      Rhode Island Health & Education Building Corp -
                     Roger Williams University, 1996 Series S,
                     Connie Lee Insured 5.500%, 11/15/11               NR/AAA        1,013,750
      55,000      Rhode Island Health & Education Building Corp -
                     Board of Governors, 1993 Series A, MBIA Insured
                     5.500%, 09/15/13                                 Aaa/AAA           54,794

     245,000      Rhode Island Health & Education Building Corp -
                     Board of Governors, 1993 Series B, MBIA Insured
                     5.500%, 09/15/13                                 Aaa/AAA          244,081
     140,000      Rhode Island Health & Education Building Corp -
                     Board of Governors, 1993 Series A, MBIA Insured
                     5.250%, 09/15/23                                 Aaa/AAA          131,775
     450,000      Rhode Island Health & Education Building Corp -
                     Board of Governors, 1993 Series A, MBIA Insured
                     5.300%, 09/15/08                                 Aaa/AAA          455,064
     150,000      Rhode Island Health & Education Building Corp -
                     Salve Regina, 1993 Series, Connie Lee Insured
                     5.300%, 03/15/00                                  NR/AAA          152,812
     150,000      Rhode Island Health & Education Building Corp -
                     Salve Regina, 1993 Series, Connie Lee Insured
                     6.100%, 03/15/06                                  NR/AAA          161,250
                                                                                     5,402,118


                  Hospital Revenue Bonds (2.4%)
     100,000      Rhode Island Health & Education Building
                     Corporation - Women & Infants Hospital, 1992
                     Series, FSA Insured 6.150%, 09/01/05             Aaa/AAA          107,250
     400,000      Rhode Island Health & Education Building
                     Corporation - Women & Infants Hospital, 1992
                     Series, FSA Insured 6.350%, 09/01/07             Aaa/AAA          432,000
     300,000      Rhode Island Health & Education Building
                     Corporation - Women & Infants Hospital, 1992
                     Series, FSA Insured 6.550%, 09/01/13             Aaa/AAA          322,500
     150,000      Rhode Island Health & Education Building
                     Corporation - Kent County Memorial Hospital,
                     1992 Series, MBIA Insured 6.000%, 07/01/06       Aaa/AAA          158,250
                                                                                     1,020,000

                 Mortgage Revenue-Multi Family (1.4%)
     300,000      Rhode Island Housing & Mortgage Finance Corp.,
                     1995 Series A, AMBAC Insured 5.550%, 07/01/05    Aaa/AAA          309,750
     300,000      Rhode Island Housing & Mortgage Finance Corp.,
                     1995 Series A, AMBAC Insured 5.450%, 07/01/04    Aaa/AAA          308,625
                                                                                       618,375


                  Water and Sewer Revenue Bonds (1.6%)
     250,000      Kent County Water Authority Revenue Bonds, 1994
                     Series A, 5.700%, 07/15/04, MBIA Insured         Aaa/AAA          262,812
     100,000      Puerto Rico Commonwealth Aqueduct & Sewer
                     Authority, (Escrowed to Maturity), 5.900%,
                     07/01/06                                         Aaa/AAA          104,376
     300,000      Town of Bristol, Rhode Island, MBIA Insured
                     5.000%, 12/01/08                                 Aaa/AAA          297,750
                                                                                       664,938

                  Utility Revenue Bonds (.4%)
     100,000      Puerto Rico Electric Power Authority, Series Q,
                     FSA Insured, 5.750%, 07/01/07                    Aaa/AAA          105,000
      50,000      Puerto Rico Electric Power Authority, Series O,
                     FSA Insured, 6.000%, 07/01/10                    Aaa/AAA           51,250
                                                                                       156,250


                  Development Revenue Bonds (17.0%)
     100,000      Rhode Island Convention Center Authority,
                     Series A, MBIA  Insured (Escrowed to
                     Maturity) 6.100%, 05/15/02                       Aaa/AAA          107,500
     150,000      Rhode Island Convention Center Authority,
                     Series A, MBIA Insured (Escrowed to
                     Maturity) 6.300%, 05/15/04                       Aaa/AAA          162,188
     100,000      Rhode Island Convention Center Authority,
                     Series A, MBIA Insured (Escrowed to
                     Maturity) 6.375%, 05/15/01                       Aaa/AAA          108,375
     500,000      Rhode Island Convention Center Authority,
                     Series B, MBIA Insured 5.000%, 05/15/07          Aaa/AAA          503,750

     500,000      Rhode Island Convention Center Authority,
                     Series A,  AMBAC Insured 5.400%, 05/15/08        Aaa/AAA          513,750
     300,000      Rhode Island Convention Center Authority,
                     Series A, AMBAC Insured 5.500%, 05/15/13         Aaa/AAA          298,875
     300,000      Rhode Island Public Building Authority State
                     Public Projects, 1990 Series A, AMBAC
                     Insured (Escrowed to Maturity) 6.600%, 02/01/02  Aaa/AAA          326,250
     500,000      Rhode Island Public Building Authority State
                     Public Projects, 1993 Series A, AMBAC
                     Insured 5.100%, 02/01/05                         Aaa/AAA          506,250
   1,000,000      Rhode Island Public Building Authority State
                     Public Projects, 1993 Series A, AMBAC Insured
                     5.250%, 02/01/10                                 Aaa/AAA          996,250
     785,000      Rhode Island Public Building Authority State
                     Public Projects, 1990 Series A, AMBAC Insured
                     6.000%, 02/01/11                                 Aaa/AAA          816,400
     710,000      Rhode Island Public Building Authority State
                     Public Projects, 1990 Series A, AMBAC Insured
                     (Escrowed to Maturity) 6.000%, 02/01/01          Aaa/AAA          745,500
     370,000      Rhode Island Public Building Authority State
                     Public Projects, 1989 Series A, AMBAC Insured
                     (Escrowed to Maturity) 7.000%, 02/01/00          Aaa/AAA          400,062
      35,000      Rhode Island Public Building Authority State
                     Public Projects, 1989 Series A, AMBAC Insured
                     (Escrowed to Maturity) 6.750%, 02/01/00          Aaa/AAA           37,625
     250,000      Rhode Island Public Building Authority State
                     Public Projects, Series A, MBIA Insured
                     5.250%, 08/01/06                                 Aaa/AAA          250,688
     600,000      Rhode Island Public Building Authority State
                     Public Projects, 1986 Series A, MBIA Insured
                     5.250%, 08/01/07                                 Aaa/AAA          601,337
     500,000      Rhode Island Public Building Authority State
                     Public Projects, 1996 School Series B, MBIA
                     Insured 5.500%, 12/15/14                         Aaa/AAA          500,000

     500,000      Rhode Island Public Building Authority State
                     Public Projects, 1996 School Series B, MBIA
                     Insured 5.500%, 12/15/15                         Aaa/AAA          492,500
                                                                                     7,367,300


                  Pollution Control Revenue Bonds (4.1%)
     200,000      Rhode Island Clean Water Protection, 1993
                     Series A, MBIA Insured 5.300%, 10/01/07          Aaa/AAA          204,750
     300,000      Rhode Island Clean Water Protection, 1993
                     Series A, MBIA Insured 5.400%, 10/01/09          Aaa/AAA          306,750
   1,250,000      Rhode Island Clean Water Protection, 1993
                     Series A, MBIA Insured 5.400%, 10/01/15          Aaa/AAA        1,245,312
                                                                                     1,756,812


                  Other Revenue Bonds (6.2%)
     210,000      State of Rhode Island Depositors Economic
                     Protection Corp., - 1992 Series A, FSA
                     Insured 6.000%, 08/01/01                         Aaa/AAA          221,814
     135,000      State of Rhode Island Depositors Economic
                     Protection Corp., - 1992 Series B, MBIA
                     Insured 5.500%, 08/01/06                         Aaa/AAA          140,569
     500,000      State of Rhode Island Depositors Economic
                     Protection Corp., - 1992 Series B, MBIA
                     Insured 6.000%, 08/01/17                         Aaa/AAA          520,624
     355,000      State of Rhode Island Depositors Economic
                     Protection Corp., - 1993 Series A, MBIA
                     Insured 5.625%, 08/01/09                         Aaa/AAA          372,307
     300,000      State of Rhode Island Depositors Economic
                     Protection Corp., - 1993 Series B, MBIA
                     Insured 5.800%, 08/01/09                         Aaa/AAA          319,125
     500,000      State of Rhode Island Depositors Economic
                     Protection Corp., - 1993 Series B, MBIA
                     Insured 5.250%, 08/01/21                         Aaa/AAA          501,250
     400,000      State of Rhode Island Certificates of
                     Participation, Howard Center Improvements,
                     MBIA Insured 5.250%, 10/01/10                    Aaa/AAA          396,500

     200,000      State of Rhode Island Certificates of
                     Participation, Howard Center Improvements,
                     MBIA Insured 5.375%, 10/01/16                    Aaa/AAA          195,000
                                                                                     2,667,189

                     Total Revenue Bonds                                            19,652,982
                     Total Investments (cost $41,264,317*)    98.1%                 42,193,001
                     Other assets in excess of liabilities     1.9                     832,013
                     Net Assets                              100.0%                $43,025,014


                  * Cost for Federal tax purposes is identical.


                        PORTFOLIO ABBREVIATIONS:
              AMBAC  -  American Municipal Bond Assurance Corp.
              FGIC   -  Financial Guaranty Insurance Co.
              FSA    -  Financial Security Assurance
              MBIA   -  Municipal Bond Investors Assurance Corp.

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Investments at value (identified cost - $41,264,317)           $ 42,193,001
  Cash                                                                 87,168
  Interest receivable                                                 656,158
  Due from Administrator for reimbursement of expenses (note 3)       177,612
  Receivable for Fund shares sold                                      20,703
  Other assets                                                            101
    Total assets                                                   43,134,743

LIABILITIES
  Payable for fund shares redeemed                                     41,143
  Accrued expenses                                                     30,055
  Dividends payable                                                    17,942
  Distribution fees payable                                            16,701
  Adviser and Administrator fees payable                                3,888
    Total liabilities                                                 109,729

NET ASSETS                                                       $ 43,025,014

  Net Assets consist of:
  Capital Stock - Authorized 80,000,000 shares, par
     value $.01 per share                                        $     42,255
  Additional paid-in capital                                       42,056,023
  Accumulated net loss on investments                                  (1,948)
  Net unrealized appreciation on investments                          928,684
                                                                 $ 43,025,014

CLASS A
  Net Assets                                                     $ 42,540,175
  Capital shares outstanding                                        4,177,889
  Net asset value and redemption price per share                 $      10.18
  Offering price per share (100/96 of $10.18 adjusted
      to nearest cent)                                           $      10.60

CLASS C
  Net Assets                                                     $    484,731
  Capital shares outstanding                                           47,620
  Net asset value and offering price per share                   $      10.18
  Redemption price per share (*varies by length of time
      shares are held)                                           $          *

CLASS Y
  Net Assets                                                     $        108
  Capital shares outstanding                                               11
  Net asset value, offering and redemption price per share       $      10.19


See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1997


INVESTMENT INCOME:
 Interest income                                                  $ 2,114,373


Expenses:
 Investment Adviser fees (note 3)                    $   92,236
 Administrator fees (note 3)                            108,154
 Distribution and service fees (note 3)                  62,040
 Transfer and shareholder servicing agent fees           45,878
 Trustees' fees and expenses (note 8)                    39,153
 Shareholders' reports and proxy statements              36,795
 Legal fees                                              31,212
 Audit and accounting fees                               21,223
 Custodian fees (note 7)                                  9,261
 Registration fees and dues                               6,945
 Insurance                                                  750
 Miscellaneous                                           48,727
                                                        502,374

 Investment Adviser fees waived (note 3)                (72,100)
 Administrator fees waived (note 3)                     (84,117)
 Reimbursement of expenses by Administrator (note 3)   (251,853)
 Expenses paid indirectly (note 7)                       (8,477)

   Net expenses                                                        85,827
   Net investment income                                            2,028,546


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss from securities transactions        (1,948)
   Change in unrealized depreciation on investments   1,032,756

   Net realized and unrealized gain (loss) on
      investments                                                   1,030,808
   Net increase in net assets resulting from
      operations                                                  $ 3,059,354


See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED JUNE 30,
                                                    1997            1996
OPERATIONS:
 Net investment income                             $ 2,028,546    $ 1,912,631
 Net realized loss from securities transactions         (1,948)          -
 Change in unrealized appreciation/depreciation
   on investments                                    1,032,756        375,457
   Change in net assets from operations              3,059,354      2,288,088


DISTRIBUTIONS TO SHAREHOLDERS (note 6):
 Class A Shares:
 Net investment income                              (2,047,604)    (1,912,631)
 Distributions in excess of net investment income         -              -
 Net realized gain on investments                         -              -

 Class C Shares:
 Net investment income                                  (9,970)          -
 Distributions in excess of net investment income         -              -
 Net realized gain on investments                         -              -

 Class Y Shares:
 Net investment income                                     (6)           -
 Distributions in excess of net investment income         -              -
 Net realized gain on investments                         -              -
   Change in net assets from distributions         (2,057,580)     (1,912,631)

CAPITAL SHARE TRANSACTIONS (note 9):
 Proceeds from shares sold                          8,147,455       6,562,446
 Reinvested dividends and distributions             1,067,542         917,354
 Cost of shares redeemed                           (5,180,006)     (4,239,774)
   Change in net assets from capital share
       transactions                                 4,034,991       3,240,026
   Change in net assets                             5,036,765       3,615,483

NET ASSETS:
 Beginning of period                               37,988,249      34,372,766
 End of period                                   $ 43,025,014    $ 37,988,249


See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

    Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

      a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

          In Fiscal 1997, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

      b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

      c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

      e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

    Management affairs of the Fund are conducted through two separate management arrangements.

    Citizens Bank of Rhode Island (the "Adviser"), formerly known as Citizens Trust Company, serves as Investment Adviser to the Fund. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% of the net assets of the Fund.

    The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. These include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.27 of 1% of the net assets of the Fund.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. No such reduction in fees was required during the year ended June 30, 1997.

    For the year ended June 30, 1997, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $92,236 and $108,154, respectively, of which amounts the Adviser and Administrator waived $72,100 and $84,117, respectively. Additionally, the Administrator voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $251,853. Of this amount, $74,241 was paid prior to June 30, 1997 and the balance of $177,612 was paid in July, 1997.

b)  DISTRIBUTION AND SERVICE FEES:

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 1997, service fees on Class A Shares amounted to $59,620, of which the Distributor received $1,175.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1997, amounted to $1,815, of which the Distributor received $1,815.

    In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1997, amounted to $605, of which the Distributor received $605.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Rhode Island, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 1997, the Distributor received sales commissions in the amount of $2,677.

4. PURCHASES AND SALES OF SECURITIES

    During the year ended June 30, 1997, purchases of securities and proceeds from the sales of securities aggregated $5,972,443 and $2,094,216, respectively.

    At June 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,021,101 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $92,417, for a net unrealized appreciation of $928,684.

5. PORTFOLIO ORIENTATION

    Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 65% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies.

    The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 1997, the Fund had 3.6% of its net assets invested in eight Puerto Rico municipal issues, all of which are rated AAA and insured or collateralized by U.S. Treasury securities.

    At June 30, 1997, 99.2% of the securities in the Fund were insured. The balance were collateralized by U.S. Treasury securities. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.

6. DISTRIBUTIONS

    The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. Also, annual capital gains distributions, if any, are taxable.

7. EXPENSES

    The Fund has negotiated an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended June 30, 1997, the Fund's custodian fees amounted to $9,261, of which $8,477 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

    During the fiscal year there were seven Trustees. Trustees' fees paid during the year were at the average annual rate of $2,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 1997, such reimbursements averaged approximately $3,500 per Trustee. One of the Trustees, who is affiliated with the Administrator, is not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                  Year Ended               Year Ended
                                 June 30, 1997            June 30, 1996
                              Shares       Amount       Shares       Amount
CLASS A SHARES:
 Proceeds from shares sold    760,202   $ 7,656,627     659,760   $ 6,562,246
 Reinvested distributions     105,705     1,064,301      91,389       917,354
 Cost of shares redeemed     (513,856)   (5,167,501)   (431,888)   (4,239,774)
   Net change                 352,051     3,553,427     319,261     3,239,826

                                                              Period Ended
                                                             June 30, 1996*
                                                          Shares       Amount
CLASS C SHARES:
 Proceeds from shares sold     48,532      490,828          10            100
 Reinvested distributions         320        3,235           -              -
 Cost of shares redeemed       (1,242)     (12,505)          -              -
   Net change                  47,610      481,558          10            100

                                                              Period Ended
                                                             June 30, 1996*
                                                           Shares      Amount
CLASS Y SHARES:
 Proceeds from shares sold        -             -           10            100
 Reinvested distributions         1             6            -              -
 Cost of shares redeemed          -             -            -              -
   Net change                     1             6           10            100

Total transactions in
   Fund shares              399,662   $ 4,034,991      319,281     $ 3,240,026


     * From May 1, 1996 (date of inception) through June 30, 1996.


NARRAGANSETT INSURED TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                   Class A(1)
                                                                     Period(2)
                                              Year Ended June 30,   Ended June
                                    1997     1996     1995    1994   30, 1993
Net Asset Value, Beginning of
  Period                            $9.93    $9.80    $9.44   $10.07    $9.60

Income from Investment Operations:
  Net investment income              0.51     0.52     0.54     0.53     0.39
  Net gain (loss) on securities
    (both realized and unrealized)   0.26     0.13     0.36    (0.63)    0.47
  Total from Investment Operations   0.77     0.65     0.90    (0.10)    0.86

Less Distributions (note 6):
  Dividends from net investment
   income                           (0.52)   (0.52)   (0.54)   (0.53)   (0.39)
  Distributions from capital gains    -        -        -        -        -
  Total Distributions               (0.52)   (0.52)   (0.54)   (0.53)   (0.39)

Net Asset Value, End of Period     $10.18    $9.93    $9.80    $9.44   $10.07

Total Return (not reflecting
  sales charge) (%)                  7.95     6.72     9.82    (1.11)   9.18#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                  42,540   37,988   34,373   31,660   15,249
  Ratio of Expenses to Average
    Net Assets (%)                   0.21     0.14     0.06     0.02       0*
  Ratio of Net Investment Income
    to Average Net Assets (%)        5.07     5.19     5.63     5.30    5.28*
  Portfolio Turnover Rate (%)        5.29        0        0        0    2.56#

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)          0.41     0.42     0.43     0.40     0.20
  Ratio of Expenses to Average
    Net Assets (%)                   1.25     1.17     1.19     1.32     2.56*
  Ratio of Net Investment Income
    to Average Net Assets (%)        4.03     4.16     4.50     4.00     2.72*

     (1) Designated as Class A Shares on May 1, 1996.
     (2) From September 10, 1992 (commencement of operations) to June 30,
         1993.
      # Not annualized
      * Annualized.

See accompanying notes to financial statements.

For a share outstanding throughout each period

                                         Class C(1)           Class Y(1)
                                      Year      Period(2)  Year      Period(2)
                                      Ended     Ended      Ended     Ended
                                      June 30,  June 30,   June 30,  June 30,
                                      1997      1996       1997      1996
Net Asset Value, Beginning of Period  $9.93     $9.94      $9.93     $9.94

Income from Investment Operations:
  Net investment income                0.41      0.07       0.56      0.09
  Net gain (loss) on securities (both
    realized and unrealized)           0.26     (0.01)      0.26     (0.01)
  Total from Investment Operations     0.67      0.06       0.82      0.08

Less Distributions (note 6):
  Dividends from net investment
    income                            (0.42)    (0.07)     (0.56)    (0.09)
  Distributions from capital gains      -         -          -         -
  Total Distributions                 (0.42)    (0.07)     (0.56)    (0.09)

Net Asset Value, End of Period       $10.18     $9.93     $10.19      9.93

Total Return (not reflecting
  sales charge) (%)                    6.89     0.60#       8.48     0.80#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                       485       0.1        0.1       0.1
  Ratio of Expenses to Average Net
    Assets (%)                         1.06     0.20#       0.06     0.14#
  Ratio of Net Investment Income to
    Average Net Assets (%)             4.22     0.72#       5.22     0.89#
  Portfolio Turnover Rate (%)          5.29         0       5.29         0

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)            0.30      0.06       0.55      0.08
  Ratio of Expenses to Average Net
    Assets (%)                         2.10     0.32#       1.10     0.15#
  Ratio of Net Investment Income to
    Average Net Assets (%)             3.18     0.61#       4.18     0.77#

     (1) New Class of Shares established on May 1, 1996.
     (2) From May 1, 1996 to June 30, 1996.
      #  Not annualized
      *  Annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

        The Annual Meeting of Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") was held on October 7, 1996.* At the meeting, the following matters were submitted to a shareholder vote and approved:

    (i)   the election of Lacy B. Herrmann, Vernon R. Alden, Paul Y.
          Clinton, David A. Duffy, Robert L. Krakoff, William J. Nightingale, and J. William Weeks as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his successor is duly elected (each Trustee received at least 21,598,216.25 affirmative votes (96.77%); no more than 721,902.35 votes (3.23%) were withheld for any Trustee), and

    (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending June 30, 1997 (votes for: 21,678,204.30 (97.12%); votes against: 265,227.20
          (1.19%); abstentions: 376,687.10 (1.69%); broker non-votes: 0
          (0.00%)).

_______________________________

* On the record date for this meeting, the holders of 3,817,441 Class A Shares, 10 Class C Shares, and 10 Class Y Shares were outstanding and entitled to vote representing a total net asset value of $37,983,736.95. The holders of shares entitled to vote representing a total net asset value of $22,320,118.60 (58.76%) were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

        This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF
SHAREHOLDERS IS REQUIRED.

        For the fiscal year ended June 30, 1997, of the total amount of dividends paid by Narragansett Insured Tax-Free Income Fund, 97.84% was "exempt-interest dividends" and the balance was ordinary dividend income.

        Prior to January 31, 1997, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1996 CALENDAR YEAR.